SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 20, 2010

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 20, 2010 Central European Distribution Corporation (the “Company”) purchased the sole voting share of Lion/Rally Cayman 6 (“Cayman 6”) from an affiliate of Lion Capital LLP (“Lion”) and thereby acquired control of the Russian Alcohol Group (“RAG”). The voting share comprised the remaining interest in RAG that was not owned by the Company. As disclosed on the Form 8-K filed by the Company on December 10, 2009, the Company acquired all of the non-voting equity interests in Cayman 6 on December 9, 2009, and had the right to acquire the sole voting share only after the receipt of antimonopoly clearances for the acquisition from the Russian Federal Antimonopoly Commission and the Antimonopoly Committee of the Ukraine, which the Company has since received.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/S/ CHRISTOPHER BIEDERMANN
Christopher Biedermann
Vice President and Chief Financial Officer

Date: January 21, 2010